                                                                     EXHIBIT 4.3

                                                                  Execution Copy

                           XCEL PHARMACEUTICALS, INC.

                              (formerly MJBC Corp.)

                           INVESTORS' RIGHTS AGREEMENT

                                 March 30, 2001

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
1.  Registration Rights ................................................................       1

    1.1    Definitions .................................................................       1
    1.2    Request for Registration ....................................................       2
    1.3    Company Registration ........................................................       4
    1.4    Obligations of the Company ..................................................       4
    1.5    Furnish Information .........................................................       5
    1.6    Expenses of Registration ....................................................       5
    1.7    Form S-3 Registration .......................................................       6
    1.8    Underwriting Requirements ...................................................       6
    1.9    Delay of Registration .......................................................       7
    1.10   Indemnification .............................................................       7
    1.11   Reports Under Securities Exchange Act of 1934 ...............................       9
    1.12   Assignment of Registration Rights ...........................................      10
    1.13   Limitations on Subsequent Registration Rights ...............................      10
    1.14   "Market Stand-Off" Agreement ................................................      10
    1.15   Termination of Registration Rights. .........................................      11

2.  Covenants of the Company ...........................................................      11

    2.1    Delivery of Financial Statements. ...........................................      11
    2.2    Inspection ..................................................................      12
    2.3    Termination of Information and Inspection Covenants .........................      12

3.  Miscellaneous ......................................................................      12

    3.1    Permitted Assigns ...........................................................      12
    3.2    Successors and Assigns ......................................................      13
    3.3    Governing Law ...............................................................      13
    3.4    Counterparts ................................................................      13
    3.5    Titles and Subtitles ........................................................      13
    3.6    Notices .....................................................................      13
    3.7    Expenses ....................................................................      13
    3.8    Amendments and Waivers ......................................................      13
    3.9    Severability ................................................................      14
    3.10   Aggregation of Stock ........................................................      14
    3.11   Entire Agreement; Amendment; Waiver .........................................      14

Schedule A        Schedule of Investors
----------

                           INVESTORS' RIGHTS AGREEMENT

         This Investors' Rights Agreement (this "Agreement") is made on the 30th day of March, 2001, by and among Xcel Pharmaceuticals, Inc. (formerly MJBC Corp.), a Delaware corporation (the "Company") and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor." In
----------
addition, other persons and entities purchasing Series A-1 Preferred Stock (as defined below) from the Company pursuant to the Series A-1 Agreement (as defined below) may elect to join this Agreement by tendering an executed signature page to the Company. Upon tendering such signature page to the Company, such person or entity shall be deemed an Investor hereunder.

                                    RECITALS
                                    --------

         A. The Company and the Investors are parties to the Series A-1 Preferred Stock Purchase Agreement of even date herewith (the "Series A-1 Agreement") pursuant to which the Investors are purchasing shares of the Company's Series A-1 Preferred Stock (together with the Company's Series A-2 Preferred Stock, Series A-3 Preferred Stock and Series A-4 Preferred Stock, the "Series A Preferred Stock"); and

         B. In order to induce the Company to enter into the Series A-1 Agreement and to induce the Investors to invest funds in the Company pursuant to the Series A-1 Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of its Common Stock ("Common Stock") issuable to the Investors and certain other matters as set forth herein.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                                    AGREEMENT
                                    ---------

         1.   Registration Rights. The Company covenants and agrees as follows:
              -------------------

              1.1    Definitions. For purposes of this Section 1:
                     -----------                       ---------

                     (a) The term "Act" means the Securities Act of 1933, as amended.

                     (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.


                     (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 below.
                ------------

                     (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

              (e) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

              (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, and
(ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities (x) sold by a person in a transaction in which his or her rights under this Section 1 are not assigned, (y) which have previously been registered
           ---------
or (z) which have been sold pursuant to Rule 144 under the Act.

              (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

              (h) The term "SEC" shall mean the Securities and Exchange Commission.

         1.2  Request for Registration.
              ------------------------

              (a) If the Company shall receive at any time after the earlier of (i) March 30, 2006, or (ii) six (6) months after the effective date of the
       --------------          --- ---
first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of not less than thirty percent (30%) the Registrable Securities then
                 --------------  ---
outstanding that the Company file a registration statement under the Act covering the registration of the greater of (x) thirty percent (30%) of the
                                                --------------  ---
Registrable Securities then outstanding, and (y) a number of Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least Ten Million Dollars ($10,000,000), then
                                       -------------------  -----------
the Company shall:

                     (i)   within ten (10) days of the receipt thereof, give
                                  ---  --
written notice of such request to all Holders; and

                     (ii) effect as soon as practicable, and in any event file within sixty (60) days (ninety (90) days for an initial registered public
       -----  --        ------  --
offering of Common Stock) of the receipt of such request (which request must be made within twenty (20) days of the mailing by the Company of the notice
            ------  --
described in Section 1.2(a)(i) above in accordance with Section 3.6 below), the
             -----------------                          -----------
registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of Section 1.2(b) below.
                                                        --------------

              (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.2(a) above and the Company shall include such information
            --------------
in the written notice referred to in Section 1.2(a) above. The underwriter will
                                     --------------
be selected by a majority of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)
                                                                  --------------
below) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating
                        -----------
Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however,
                                                            --------  -------
that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

              (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a
                                                                -----------
certificate signed by the Company's Chief Executive Officer stating that in the good faith judgment of the Company's Board of Directors (the "Board"), it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than One
                                                                        ---
Hundred Twenty (120) days after receipt of the request of the Initiating
--------------  ---
Holders; provided, however, that the Company may not utilize this right more
         --------  -------
than once in any twelve (12)-month period.
                 ------  --

              (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:
                                                                   -----------

                     (i)    After the Company has effected two (2) registrations
                                                           --- ---
pursuant to this Section 1.2 and such registrations have been declared or
                 -----------
ordered effective;

                     (ii)   During the period starting with the date thirty (30)
                                                                     ------  --
days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a
                 ------------------  ---
registration subject to Section 1.3 below; provided that the Company is actively
                        -----------
employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                     (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made pursuant to Section 1.7 below.
                           -----------

             1.3   Company Registration. If the Company proposes to register
                   --------------------
(including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration pursuant to (a) a firmly underwritten initial public offering of shares of Common Stock at a per share price of not less than Ten Dollars ($10.00) (subject to appropriate adjustment for stock splits, stock
-----------   ------
dividends, combinations and other recapitalizations) and an aggregate offering price of not less than Sixty Million Dollars ($60,000,000) (a "Qualifying IPO")
                       ---------------------   ----------
or (b) Form S-8 or Form S-4, or similar forms which may be promulgated in the future), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in
       ------  --
accordance with Section 3.5 below, the Company shall, subject to the provisions
                -----------
of Section 1.8 below, cause to be registered under the Act all of the
   -----------
Registrable Securities that each such Holder has requested to be registered.

             1.4   Obligations of the Company. Whenever required under this
                   --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company
---------
shall, as expeditiously as reasonably possible:

                   (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days; provided,
                                                            ---       --------
however, that (i) such 120-day period shall be extended for a period of time
-------                ---
equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if
                                  ---
necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided, however, that Rule 415, or any
                                 --------  -------
successor rule under the Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules under the Act governing the\
           --------  -------
obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                   (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                   (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection
         --------  -------
therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

              1.5   Furnish Information. It shall be a condition precedent to
                    -------------------
the obligations of the Company to take any action pursuant to this Section 1
                                                                   ---------
with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

              1.6   Expenses of Registration. All expenses other than
                    ------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 and 1.3 above
                                                     -------- ---     ---
and Section 1.7 below, including (without limitation) all registration, filing
    ------- ---
and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the fees and disbursements (not to exceed Fifteen
                                                                      -------
Thousand Dollars ($15,000) for each registration) of one (1) counsel for the
----------------   ------                            ---  -
selling Holders shall be borne by the Company; provided, however, that the
                                               --------  -------
Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 above or Section 1.7 below if the
                             -----------          -----------
registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 above or one registration on Form
                                -----------
S-3 pursuant to Section 1.7 below, as applicable; provided, further, however,
                -----------                       --------  -------  -------
that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 above or one registration on Form S-3 pursuant to
                   -----------
Section 1.7 below, as applicable.
-----------

              1.7    Form S-3 Registration. In the event that the Company shall
                     ---------------------
receive from any Holder or Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                     (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                     (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the
             -------  --
Company; provided, however, that the Company shall not be obligated to effect
         --------  -------
any such registration, qualification or compliance, pursuant to this Section
                                                                     -------
1.7: (1) if Form S-3 is not available for such offering by the Holders; (2) if
---
the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than Two
                                                                        ---
Million Five Hundred Thousand Dollars ($2,500,000); (3) if the Company shall
-------------------------------------   ---------
furnish to the Holders a certificate signed by the Company's Chief Executive Officer stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the
                        ------------------  ---
request of the Holder or Holders under this Section 1.7; provided, however, that
                                            -----------  --------  -------
the Company shall not utilize this right more than once in any twelve (12) month
                                                                       --
period; or (4) if the Company has, within the twelve (12)-month period preceding
                                              ------  --
the date of such request, already effected two (2) registrations on Form S-3 for
                                           ---  -
the Holders pursuant to this Section 1.7.
                             -----------

                     (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.7 shall not be counted as demands for registration or registrations
-----------
effected pursuant to Sections 1.2 or 1.3 above, respectively.
                     ------------    ---

              1.8    Underwriting Requirements. In connection with any offering
                     -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 above to include any of the Holders'
                            -----------
securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such
------------------- -----
offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded entirely if the underwriters make the determination described above and no other stockholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

             1.9   Delay of Registration. No Holder shall have any right to
                   ---------------------
obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
                                         ---------

             1.10  Indemnification. In the event any Registrable Securities are
                   ---------------
included in a registration statement under this Section 1:
                                                ---------


                   (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and such Holders' respective officers, directors, affiliates, employees and representatives, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement
                              --------  -------
contained in this Section 1.10(a) shall not apply to amounts paid in settlement
                  ---------------
of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), in connection with investigating
                             ---------------
or defending any such loss, claim, damage, liability, or action; provided,
                                                                 --------
however, that the indemnity agreement contained in this Section 1.10(b) shall
-------                                                 ---------------
not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no
                                                          --------
event shall any indemnity under this Section 1.10(b) exceed the gross proceeds
                                     ---------------
from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any
------------
governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to
                                                        ------------
the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
                                                                        -------
1.10, but the omission so to deliver written notice to the indemnifying party
----
will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.
                          ------------

                (d)  If the indemnification provided for in this Section 1.10 is
                                                                 ------------
held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable
------------
Securities in a registration statement under this Section 1, and otherwise.
                                                  ---------

          1.11  Reports Under Securities Exchange Act of 1934. With a view to
                ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days
                                                               ------  --
after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first
               ------  --
registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12  Assignment of Registration Rights. The rights to cause the
                ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be
                                                            ---------
assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least Two Hundred Fifty Thousand (250,000) shares of Registrable Securities
      --------------------------  -------
(subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within
                                           --------
a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.14 below; and (c) such assignment shall be effective only if
------------
immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and
                                              --------
transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.
                                                          ---------

          1.13  Limitations on Subsequent Registration Rights. From and after
                ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights, unless the terms of such agreement provide that such registration rights are subordinate to the registration rights granted to the Holders hereunder.

          1.14  "Market Stand-Off" Agreement. Each Investor hereby agrees that,
                 ---------------------------
during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:
                                                   --------  -------

                (a) (i) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements and (ii) the Company shall use commercially reasonable efforts to obtain similar agreements from all holders of one percent (1%) or more of its capital stock; and

                (b)  such market stand-off time period shall not exceed (i) one
                                                                            ---
hundred eighty (180) days with respect to the first registration statement of
--------------  ---
the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering and (ii) ninety (90) days for
                                                          ------  --
subsequent registration statements.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee
------------
benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          1.15 Termination of Registration Rights.
               ----------------------------------

               (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of a
            ---------       ----  -
Qualifying IPO.

               (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to this Section 1 shall terminate on
                                                  ---------
the closing of the first Company-initiated registered public offering of Common Stock if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period, or on such date after the closing of the first
------  --
Company-initiated registered public offering of Common Stock as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90)-day period.
                                                         ------  --

     2.   Covenants of the Company.
          ------------------------

          2.1  Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
each Investor that holds at least Five Hundred Thousand (500,000) shares of
                                  ---------------------  -------
Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combination and other recapitalizations) (each such Investor, a "Qualified Investor"):

               (a)  as soon as practicable, but in any event within ninety (90)
                                                                    ------  --
days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

               (b) until March 30, 2002 (the "First Anniversary"), within thirty (30) days of the end of each calendar month, an unaudited income
------  --
statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

               (c) following the First Anniversary, as soon as practicable, but in any event within forty-five (45) days after the end of each of the first
                    ----------  --
three (3) quarters of each fiscal year of the Company, an unaudited profit or
-----  -
loss statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet and a statement of stockholder's equity as of the end of such fiscal quarter and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Qualified Investor to calculate its percentage equity ownership in the Company;

               (d)  as soon as practicable, but in any event forty-five (45)
                                                             ----------  --
days prior to the end of each fiscal year, a budget of sales and expenses and operating plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months which such budget and operating plan shall be approved by the Board prior to the end of each fiscal year, and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

               (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the
                                -----------
Corporation's President or Chief Financial Officer certifying that such financials were prepared in accordance with GAAP (provided that a certification as to good accounting principles consistently applied shall suffice until after the Company's financial statements are initially audited) consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

               (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Qualified Investor may from time to time request, provided, however, that the Company
                                        --------  -------
shall not be obligated under this subsection (f) or any other subsection of
Section 2.1 to provide information which it deems in good faith to be a trade
-----------
secret or similar confidential information.

          2.2  Inspection. The Company shall permit each Qualified Investor, at
               ----------
such Qualified Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Qualified Investor; provided,
                                                                --------
however, that the Company shall not be obligated pursuant to this Section 2.2 to
-------                                                           -----------
provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3  Termination of Information and Inspection Covenants. The
               ---------------------------------------------------
covenants set forth in Sections 2.1 and 2.2 shall terminate as to all Qualified
                       ------------     ---
Investors and be of no further force or effect upon (a) a Qualifying IPO and (b) when there are no outstanding Registrable Securities held by Qualified Investors, whichever event shall first occur.

     3.   Miscellaneous.
          -------------

          3.1  Permitted Assigns. Except as otherwise expressly provided in
               -----------------
Section 1.13 above, the rights and obligations of an Investor hereunder may be
------------
assigned only to (a) an Affiliate (as defined in Rule 405 promulgated under the Act), limited partner or general partner of an Investor, or another Investor, but in each instance only when such Investor's shares of Series A Preferred Stock are then being transferred to such assignee, or (b) such other person or entity to whom or which such Investor's shares of Series A Preferred Stock are then being transferred, but subject in the instance of this clause (b) to the prior written consent of the Company (which consent may not be unreasonably withheld).

          3.2  Successors and Assigns. Except as expressly provided herein, the
               ----------------------
rights and obligations of the parties hereto may not be assigned. Without limiting the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and, where applicable, permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and, where applicable, permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.3  Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.4  Counterparts. This Agreement may be executed in two (2) or more
               ------------                                    ---  -
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.5  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.6  Notices. Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon (a) personal delivery to the party to be notified, (b) two (2) days following facsimile transmission to the party to be notified or (c)
---  -
five (5) days following deposit with the United States Post Office, by
----  -
registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance
                                                        ---  --
written notice to the other parties.

          3.7  Expenses. If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.8  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          3.9   Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.10  Aggregation of Stock. For purposes of this Agreement, all shares
                --------------------
of Registrable Securities held by a general partner, limited partner or affiliated partnership of an Investor that is a limited partnership shall be aggregated together for purposes of determining the availability of the rights of such limited partnership Investor under this Agreement.

          3.11  Entire Agreement; Amendment; Waiver. This Agreement (including
                -----------------------------------
any schedules attached hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.




                            [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     XCEL PHARMACEUTICALS, INC.


                                     /s/ Michael T. Borer
                                     -----------------------------------
                                     By:   Michael T. Borer

                                     Its:  Chief Executive Officer

                                     Address:   7475 Lusk Boulevard
                                                San Diego, CA 92121

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                               New Enterprise Associates 10, Limited Partnership
                               By: NEA Partners 10, Limited Partnership

                               By:  /s/ [Illegible]
                                    ------------------------------------
                               Its: General Partner

                               Address     New Enterprise Associates
                                           1119 St. Paul Street
                                           Baltimore, MD 21202


Shares of Series A-1 Preferred Stock: 5,000,000
                                      ------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                    Elan International Services, Ltd., a Bermuda corporation


                                    By:  /s/ [Illegible]
                                         ---------------------------------------
                                    Its: Vice President

                                    Address:   102 St. James Court
                                               Flatts, Smiths, FL04, Bermuda





Shares of Series A-1 Preferred Stock: 3,000,000
                                      ------------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                              DP V ASSOCIATES, L.P
                                              By:  One Palmer Square
                                                   Associates V, L.L.C.
                                                   its General Partner


                                              By:  /s/ Kathleen K. Schoemaker
                                                   -----------------------------
                                                   Managing Member

                                              Address

                                              One Palmer Square, Suite 515
                                              Princeton, NJ 08542



Shares of Series A-1 Preferred Stock: 118,000
                                      ---------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                            DOMAIN PARTNERS V, L.P.
                                            By:   One Palmer Square
                                                  Associates V, L.L.C.,
                                                  its General Partner

                                            By:   /s/ Kathleen K. Schoemaker
                                                  ------------------------------
                                                  Managing Member

                                            Address

                                            One Palmer Square, Suite 515
                                            Princeton, NJ  08542



Shares of Series A-1 Preferred Stock: 5,000,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                        NEA Ventures 2001, L.P.




                                        By:  /s/  [Illegible]
                                             -----------------------------------
                                        Its: Vice President

                                        Address

                                        New Enterprise Associates
                                        1119 St. Paul Street
                                        Baltimore, MD 20202



Shares of Series A-1 Preferred Stock: 2,600
                                      ------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                Cam L. Garner and Wanda D. Garner, Co-Trustees of the Garner Family Trust dated 10/21/87

                                By:   /s/ Cam L. Garner
                                      ------------------------------------------
                                Its:  Trustee
                                      ------------------------------------------

                                Address

                                P.O. Box 675866
                                5949 Greensview Ct,
                                Rancho Santa Fe. CA 92067



Shares of Series A-1 Preferred Stock: 60,000
                                      ------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                Michael T. Borer

                                By:   /s/ Michael Borer
                                      -----------------------------------
                                Its:  N/A
                                      -----------------------------------

                                Address

                                806 N. Rios Ave.
                                Solona Beach, CA 92075




Shares of Series A-1 Preferred Stock: 100,000
                                      ------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                James L. Fares


                                By:   /s/ James L. Fares
                                      ------------------------------------------
                                Its:  N/A
                                      ------------------------------------------

                                Address

                                53 Park Lane Dr.
                                Orinda, CA 94563




Shares of Series A-1 Preferred Stock: 9,000
                                      -------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                John R. Cook


                                By:   /s/ John R. Cook
                                      ------------------------------------------
                                Its:  __________________________________________

                                Address

                                2165 Vista La Nisa
                                Carlsbad, CA 92009



Shares of Series A-1 Preferred Stock: 19,000
                                      -------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                             George Stuart

                                             By:    /s/  George Stuart
                                                    ----------------------------
                                             Its:   ____________________________


                                             Address

                                             520 Del Corro Court
                                             Chula Vista, CA 91910



Shares of Series A-1 Preferred Stock:        4,000
                                       --------------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                            Todd B. Sisitsky

                                            By:    /s/  Todd B. Sisitsky
                                                   -----------------------------
                                            Its:   _____________________________


                                            Address

                                            137 E. 36/th/ #200
                                            New York, NY 10016



Shares of Series A-1 Preferred Stock:  10,000
                                       --------------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                   Charles Ashton Newhall

                                   By:     /s/  Charles Ashton Newhall
                                           -------------------------------------
                                   Its:    _____________________________________


                                   Address

                                   4750 Owings Mills Blvd.
                                   Owings Mills, MD 21117

Shares of Series A-1 Preferred Stock:  100,000

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                              Ryan Drant

                                              By:    /s/  Ryan Drant
                                                     ---------------------------
                                              Its:   ___________________________


                                              Address

                                              1119 St. Paul Street
                                              Baltimore, MD 21202



Shares of Series A-1 Preferred Stock:  5,000
                                       --------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                         Charles M. Linehan

                                         By:    /s/  Charles M. Linehan
                                                --------------------------------
                                         Its:   ________________________________


                                         Address

                                         4732 17/th/ Street
                                         San Francisco, CA 94117

Shares of Series A-1 Preferred Stock:  5,000
                                       ----------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                Hale Family Trust



                                By:   /s/  David F. Hale
                                      ------------------------------------------
                                Its:  Trustee
                                      ------------------------------------------

                                Address

                                P.O. Box 8925
                                16956 Via Lago Azul
                                Rancho Santa Fe, CA 92067




Shares of Series A-1 Preferred Stock: $100,000     20,000 Shares
                                      -----------------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                Mitchell R. Woodbury Trust Dated 7-31-95


                                By:   /s/  Mitchell R. Woodbury
                                      ------------------------------------------
                                Its:  Trustee
                                      ------------------------------------------

                                Address

                                4257 Ingleside Ave.
                                San Diego, CA 92103




Shares of Series A-1 Preferred Stock: 10,000
                                      ------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                Walter F. Spath

                                By:   /s/  Walter F. Spath
                                      ------------------------------------------
                                Its:  __________________________________________

                                Address

                                13366 Pantera Road
                                San Diego, CA 92130




Shares of Series A-1 Preferred Stock: 15,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                The David M. Preston Living Trust dated 11/28/00

                                By:   /s/  Swan M. Preston
                                      ------------------------------------------
                                      /s/ David M. Preston
                                      ------------------------------------------
                                Its:  Trustees
                                      ------------------------------------------

                                Address

                                106 Majestic Ct.
                                Chapel Hill, NC 27514




Shares of Series A-1 Preferred Stock: 10,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                John B. Kiernan, Jr.

                                By:   /s/ John B. Kiernan
                                      ------------------------------------------
                                Its:  __________________________________________

                                Address

                                19 Birchwood Drive
                                Greenwich, CT 06831




Shares of Series A-1 Preferred Stock: 10,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       Richard Landgarten

                                       By:   /s/ Richard Landgarten
                                             -----------------------------------
                                       Its:  Trustees
                                             -----------------------------------

                                       Address

                                       233 E. 69/th/ #96
                                       New York, NY 10021




Shares of Series A-1 Preferred Stock: 10,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       Richard R. Vietor

                                       By:  /s/ Richard R. Vietor
                                            ---------------------
                                       Its: Trustees
                                            ------------------------------------

                                       Address

                                       One East End Ave.
                                       New York, N.Y. 10021




Shares of Series A-1 Preferred Stock:  10,000
                                       --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       W. Robert Dahl GST Trust

                                       By:   /s/  W. R. Dahl
                                             -----------------------------------
                                       Its:  Trustee
                                             -----------------------------------

                                       Address

                                       46 Quail Rd.
                                       Greenwich, CT 06831




Shares of Series A-1 Preferred Stock: 15,000
                                      -------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       Evergreen Ventures LLC

                                       By:   /s/  Jonathan D. Joseph
                                             -----------------------------------
                                       Its:  Managing Member
                                             -----------------------------------

                                       Address

                                       Attn: Ken Sikora Rm. 476
                                       50 Fremont St.
                                       San Francisco, CA 94105




Shares of Series A-1 Preferred Stock: 20,000
                                      ------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                  R&R Xcel LLC

                                  By:   /s/  John G. [Illegible] for R&R Capital
                                        ----------------------------------------
                                        Partners I
                                        ------------
                                  Its:  Manager
                                        -----------------------------------

                                  Address

                                  c/o R&R Capital Partners I
                                  1250 Broadway 14/th/ Fl.
                                  New York, NY 10001




Shares of Series A-1 Preferred Stock: 60,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           Thomas D. Erlandson

                                           By:      /s/  Thomas D. Erlandson
                                                    --------------------------
                                           Its:     Thomas  D. Erlandson
                                                    --------------------------

                                           Address

                                           1045 Posse Road
                                           Castle Rock, CO 80104

Shares of Series A-1 Preferred Stock:  50,000
                                       --------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                            Jerry E. Canning

                                            By:    /s/  Jerry E. Canning
                                                   ---------------------------
                                            Its:   Myself
                                                   ---------------------------

                                            Address

                                            13561 Sunset View Road
                                            Poway, CA 92064-5050



Shares of Series A-1 Preferred Stock:  20,000
                                       --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                   Abbott Investment Co., LLC

                                   By:      /s/  Jack Gilstrap
                                            -----------------------------------
                                   Its:     Manager
                                            -----------------------------------

                                   Address

                                   5067 Shore Drive
                                   Carlsbad, CA 92008



Shares of Series A-1 Preferred Stock: 60,000 Shares @ $5.00 a share
                                      ---------------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                         James C. Gilstrap IRA

                                         By:   /s/  Jack Gilstrap
                                               -------------------------------
                                         Its:  _______________________________

                                         Address

                                         5067 Shore Drive
                                         Carlsbad, CA 92008



Shares of Series A-1 Preferred Stock: 100,000 shares @ $5.00 a share
                                      ---------------------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                         Richard Jaffe

                                         By:      /s/  Richard Jaffe
                                                  ------------------------------
                                         Its:     Managing Director
                                                  ------------------------------

                                         Address

                                         8646 Ruette Monte Carlo
                                         La Jolla, CA 92037



Shares of Series A-1 Preferred Stock:  50,000
                                       -------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                        Ronald L. Graham

                                        By:   /s/  Ronald L. Graham
                                              -------------------------------
                                        Its:  Self
                                              -------------------------------

                                        Address

                                        9017 Shearwater Rd.
                                        Blaine, WA 98230



Shares of Series A-1 Preferred Stock:  20,000
                                       --------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                      Alain B. Schreiber, M.D.

                                      By:   /s/  Alai B. Schreiber, M.D.
                                            ----------------------------------
                                      Its:  __________________________________


                                      Address

                                      P.O. Box 5005 - 26
                                      (Courier only:  17437 Luna De Miel)
                                      Rancho Santa Fe, CA 92067

Shares of Series A-1 Preferred Stock:  $100,000
                                       ---------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                             Epstein Family Trust, dtd 4/14/93

                                             By:   /s/  Daniel J. Epstein
                                                   ----------------------------
                                             Its:  Trustee
                                                   ----------------------------

                                             Address

                                             1764 San Diego Avenue
                                             San Diego, CA 92110



Shares of Series A-1 Preferred Stock:  20,000
                                       ------------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                           David J. Epstein

                                           By:   /s/  David J. Epstein
                                                 -------------------------------
                                           Its:  -------------------------------

                                           Address

                                           3 Center Plaza 7/th/ Fl.
                                           Boston, MA 02108



Shares of Series A-1 Preferred Stock:  20,000
                                       ----------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


         The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                            J. Bradley Forrester

                                            By:  /s/  J. Bradley Forrester
                                                 -----------------------------
                                            Its: -----------------------------

                                            Address

                                            P.O. Box 675611
                                            Rancho Santa Fe, CA 92067



Shares of Series A-1 Preferred Stock:  10,000
                                       --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       Patrick J. Mahaffy

                                       By:   /s/  Patrick J. Mahaffy
                                             -----------------------------------
                                       Its:  ___________________________________

                                       Address

                                       845 5/th/ St.
                                       Boulder, CO 80302




Shares of Series A-1 Preferred Stock: 10,000
                                      --------------

                                SIGNATURE PAGE TO

                           INVESTORS' RIGHTS AGREEMENT

                           DATED AS OF MARCH 30, 2001

                           XCEL PHARMACEUTICALS, INC.


     The undersigned hereby executes and delivers the Investors' Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of March 30, 2001, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                Stephens Inc. Custodian fbo John R. Larson, IRA Tax ID # 71-0641478

                                By:   /s/  John R. Larson
                                      -----------------------------------
                                Its:  Owner
                                      -----------------------------------

                                Address

                                111 Center Street
                                Little Rock, AR 72201




Shares of Series A-1 Preferred Stock: 10,000
                                      --------------

                                   Schedule A
                                   ----------

                              Schedule of Investors
                              ---------------------

Domain Partners V, L.P.

New Enterprise Associates 10, Limited Partnership

NEA Ventures 2001, L.P.

Elan International Services, Ltd.

Cam L. Garner and Wanda D. Garner, Co-Trustees of the
Garner Family Trust dated 10/21/87

Michael T. Borer

James L. Fares

John R. Cook

George Stuart

DP V Associates, L.P.

Todd B. Sisitsky

Charles Ashton Newhall

Ryan Drant

Charles M. Linehan

Hale Family Trust

Mitchell R. Woodbury Trust DTD 7-31-95

Frances M. Spath TTEE Spath Family Trust U/A DTD
05/31/95

David M. Preston Living Trust dated 11/28/00

John B. Kiernan, Jr.

Richard Landgarten

Richard R. Vietor

W. Robert Dahl GST Trust

Evergreen Ventures LLC

R & R Xcel LLC

Thomas D. Erlandson

Jerry E. Canning

Abbott Investment Co., LLC


                                  Schedule A-1
                                  ------------

James C. Gilstrap IRA

Richard Jaffe

Ronald L. Graham

Alain B. Schreiber, M.D.

Epstein Family Trust, dtd 4/14/93

David J. Epstein

J. Bradley Forrester

Patrick J. Mahaffy

Stephens Inc. Custodian fbo John R. Larson, IRA


                                  Schedule A-1
                                  ------------